UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2005

_________________________________________________________________________________

EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

(*) On February 9, 2005 by majority consent of the Board of Directors and the Compensation and Stock Option Committee, and the unanimous consent of the Executive Management Committee, the Registrant approved the following issuances of its Restricted Common stock, par value $0.001 per share, to the following persons. The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933.

    Share

    Type of

Fair Market Value

Name

Date

  Amount

Consideration

of Consideration

AntCamp Advisors LLC.

2/9/05    4,000,000

Consulting/Advisory

$ 96,000

11753 Willard Ave.,

Tustin, CA 92782

Melvena Alexander

2/9/05

  1,000,000

Exchange For Debt/

$ 50,000

6564 Smoke Tree Lane

Accrued Services

Scottsdale, AZ 85253

Rendered

(*) $146,000 of the financing proceeds in the immediately preceding table were used primarily for business consulting and advisory services, and in exchange for debt/accrued services rendered.

(1) AntCamp Advisors LLC provides other business consulting and advisory services, and is not an affiliate, director, or officer of the Registrant.

(2) Melvena Alexander is Secretary and Comptroller of the Registrant.

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 8.01 OTHER EVENTS

On February 9, 2005, the Registrant entered into a Corporate Advisory Agreement with AntCamp Advisors LLC (“AntCamp”). AntCamp will provide consulting and advisory services to assist Registrant’s Parent operations, its Firecreek Petroleum, Inc. subsidiary operations commencing for planned development and operations for oil and gas in Russia with Joint partner Sahara Group, and other aspects of the Registrant’s growth.

.

Regarding the Baseline Capital, Inc. matter: Baseline Capital Inc., has informed the Registrant that it has obtained an entry of its default judgment. Settlement negotiations continue. For further information please refer to Registrant’s Report on Form 10-QSB, for the quarter ended September 30, 2004, PART I. (Financial Information), Item 1, Footnote item 6. therein, and PART II (Other Information) Item 1., filed November 18, 2004 and incorporated herein by reference.

Regarding convertible debt with HEM Mutual Assurance LLC., the Registrant received an additional $350,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  February 14, 2005

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